Exhibit 10.2

AMENDMENT NO. 1 TO LICENSE AGREEMENT AND AMENDMENT NO. 2 TO RESEARCH

COLLABORATION AGREEMENT

This Amendment No. 1 to License Agreement and Amendment No. 2 to Research Collaboration Agreement (this “Amendment”) is entered into as of this 1st day of April 2018 (the “Amendment Date”), by and between President and Fellows of Harvard College, a charitable corporation of Massachusetts having an office at Richard A. and Susan F. Smith Campus Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, Massachusetts 02138 (“Harvard”), and ReWalk Robotics, Ltd. a company existing under the laws of the State of Israel, having a place of business at 200 Donald Lynch Blvd., Marlborough, MA 01752 (“Company”). Harvard and Company each shall be referred to herein as a “Party” and together as the “Parties.”

WHEREAS, Harvard and Licensee entered into a License Agreement, dated as of May 16, 2016 (the “ELA” or “License Agreement”);

WHEREAS, Harvard and Licensee entered into a Research Collaboration Agreement, dated as of May 16, 2016, as previously amended on May 1, 2017 (the “RCA” or “Research Collaboration Agreement”);

WHEREAS, Harvard and Licensee desire to amend each of the ELA and the RCA as set forth below in accordance with Section 11.10 of the ELA and Section 10.9 of the RCA, respectively.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

I.      Amendment to the ELA.

A.	License Grant. Effective as of the Effective Date (as defined in the ELA), the ELA is hereby amended by deleting the Section 2.1(a) in its entirety and replacing it with the following new Section 2.1(a) to read as follows:

“...(a) an exclusive, royalty-bearing license under the Licensed Patent Rights (and (x) if an option for an exclusive license thereunder has been exercised in accordance with Section 6.2.3 of the Collaboration Agreement, under Harvard’s interest in and to the Joint Patents Rights; and (y) if an option for an exclusive license thereunder has been exercised in accordance with Section 2.6.6, under Harvard’s interest in and to the Joint Consulting Patents Rights) solely to use, make, have made, offer for sale, sell, have sold, repair, service and import Licensed Products solely within the Field and in the Territory;...”

II.	Amendment to the RCA. Effective as of the Amendment Date:

A.	Costs and Expenses. The RCA is hereby amended by deleting existing Sections 3.1.3 through 3.1.6 in their entirety and replacing them with the following new Sections 3.1.3 through 3.1.6 and new Section 3.1.7, each to read as follows:

“3.1.3 [**] Hundred [**] United States Dollars (US $[**]) for 2018 to be paid as follows: (a) [**] installment of [**] United States Dollars (US $[**]), (b) [**] installment of [**] United States Dollars (US $[**]), and (c) [**] installments of [**] United States Dollars (US $[**]), each of which shall be payable within [**] of receipt of the invoice from Harvard for such amount. Harvard shall issue each invoice to Company at least [**] prior to the start of each Calendar Quarter in 2018.

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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3.1.4 [**] United States Dollars (US $[**]) for 2019 to be paid as follows: [**] installments of [**] United States Dollars and [**] Cents (US $[**]), each of which shall be payable within [**] of receipt of the invoice from Harvard for such amount. Harvard shall issue each invoice to Company at least [**] prior to the start of each Calendar Quarter in 2019.

3.1.5 [**] United States Dollars (US $[**]) for 2020 to be paid as follows: [**] installments of [**] United States Dollars and [**] Cents (US $[**]), each of which shall be payable within [**] of receipt of the invoice from Harvard for such amount. Harvard shall issue each invoice to Company at least [**] prior to the start of each Calendar Quarter in 2020.

3.1.6 [**] United States Dollars (US $[**]) for 2021 to be paid as follows: [**] installments of [**] United States Dollars and [**] Cents (US $[**]), each of which shall be payable within [**] of receipt of the invoice from Harvard for such amount. Harvard shall issue each invoice to Company at least [**] prior to the start of each Calendar Quarter in 2021.

3.1.7 [**] United States Dollars (US $[**]) for 2022 to be paid as follows: [**] equal installments of [**] United States Dollars and [**] Cents (US $[**]) for each of the first two (2) Calendar Quarters of 2022, each installment of which shall be payable within [**] of receipt of the invoice from Harvard for such amount. Harvard shall issue each invoice to Company at least [**] prior to the start of each of the first two (2) Calendar Quarters in 2022.”

B.	Term. The RCA is hereby amended by deleting the existing Section 9.1 in its entirety and replacing it with the following new Section 9.1 to read as follows:

“9.1 Term. This Agreement shall commence on the Effective Date and shall remain in effect for a period of six (6) years (the “Term”), unless earlier terminated in accordance with the provisions of this Article 9.”

C.	Research Plan. Exhibit A of the RCA is hereby amended by deleting it in its entirety and replacing it with a revised Exhibit A in the form attached hereto as Schedule I.

III.	Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the ELA or RCA, as applicable.

V.	This Amendment will be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision.

VI.	The Parties may execute this Amendment in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Transmission by facsimile or electronic mail of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart. If by electronic mail, the executed Amendment must be delivered in a .pdf format.

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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IN WITNESS WHEREOF, each Party has caused this Amendment to be executed by its duly authorized representative as of the Amendment Effective Date.

President and Fellows of Harvard College		ReWalk Robotics,Ltd.

By:	/s/ Isaac T. Kohlberg	By:	/s/ Larry Jasinski
Name:	Isaac T. Kohlberg, Senior Associate Provost	Name:	Larry Jasinski
Title:	Chief Technology Development Officer	Title:	CEO
Office of Technology Development
Harvard University

I, the undersigned, hereby confirm that I have read this Amendment, including the Research Plan included in this Amendment, that its contents are acceptable to me and that I will act in accordance with its terms.

/s/ Conor J. Walsh, Ph.D.
Conor J. Walsh, Ph.D.

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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SCHEDULE I

Exhibit A

Research Plan

Aim: Harvard expects to perform research to support Company’s development of both stroke and multiple sclerosis (“MS”) specific Soft Exosuits as follows:

[**]

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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[**]

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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